EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flint Telecom Group, Inc. (the "Company") on Form 10-K for the year ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), Vincent Browne, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: October 20, 2010 /S/ Vincent Browne ------------------------------- VINCENT BROWNE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER